UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2011

TONGJI HEALTHCARE GROUP, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-140645	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 5 Beiji Road Nanning, Guangxi, People’s Republic of China
(Address of principal executive offices) (zip code)

86-771-2020000
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 11, 2011, the board of directors of Tongji Healthcare Group, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”) dismissed Windes & McClaughry Accountancy Corporation (“Windes”) as our independent registered public accounting firm and appointed EFP Rotenberg & Co., LLP (“Rotenberg”) as our new independent registered public accounting firm. The decision to appoint Rotenberg as our new independent registered public accounting firm was approved by our board of directors on July 7, 2011.

Windes has not provided any opinions, qualification or modification to our financial statements for each of the past two fiscal years. The Company does not have, as otherwise disclosed above, any other disagreements or reportable events as described under Item 304(a)(1) of Regulations S-K.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Windes, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Windes with a copy of this disclosure before its filing with the SEC. We requested that Windes provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We will file such letter by an amendment to this 8-K.

New Independent Registered Public Accounting Firm

Our board of directors appointed Rotenberg as our new independent registered public accounting firm effective as of July 11, 2011. During the two most recent fiscal years and through the date of our engagement, we did not consult with Rotenberg regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Rotenberg, Rotenberg did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from Windes to Rotenberg.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2011	TONGJI HEALTHCARE GROUP, INC.

By: /s/ Yunhui Yu
Yunhui Yu
President and Chief Executive Officer